OXFORD INTERNATIONAL



MEMORANDUM VIA FAX

TO:      Malcolm Benedict
         Molecular D & T

FROM:    Greg Dutcher

SUBJECT: Bridge Loan Revised Term Sheet

DATE:    June 28, 2000


Term:                   24 months
Loan Amount:            $500,000
Projected Closing Date: July 5, 2000
Fee:                    Lender Three Percent (3%)
Collateral:             First charge on all assets. Vacant land A-4 lot square
                        site containing 237,903 square feet or 5.46 acres of unimproved, Weld County Assessor's Office.




AGREED AND ACCEPTED BY:

/s/ Malcolm M. Benedict
--------------------------------------
Malcolm M. Benedict, President





                           Oxford International, Inc.